WEST PHARMACEUTICAL SERVICES OVERVIEW
Solutions for Injectable Drug Delivery NYSE:WST www.westpharma.com
Jefferies 2011 Global Healthcare Conference
New York, NY
June 6, 2011

Safe Harbor Statement

Cautionary Statement Under the Private Securities Litigation Reform Act of 1995
This presentation and any accompanying management commentary contain “forward-looking statements”
as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2011 and future years.
Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual
Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
Certain financial measures included in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted
Accounting Principles) financial measures. Please refer to the “Non-GAAP Financial Measures” and
“Notes to Non-GAAP Financial Measures” at the end of these materials for more information. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP.

West is a globally diversified manufacturer of products consumed in the healthcare and consumer markets.
On average, approximately 100 million components manufactured by West and our partner Daikyo are used to enhance the quality of healthcare worldwide everyday.

NOVARTIS

MERCK

AMGEN

gsk GlaxoSmithKline

Lilly

Genentech
IN BUSINESS FOR LIFE

Hospira

AstraZeneca

Roche

biogen idec

novo nordisk

BD

SANDOZ
A healthy decision

Johnson & Johnson

Medtronic
When Life Depends on Medical Technology

sanofi aventis

Abbott Laboratories

B|BRAUN

TEVA
TEVA PHARMACEUTICALS USA

Bayer

Bristol-Myers Squibb

Baxter

West

A Diverse, Stable Customer Base
Pharmaceutical/Biotech
Generic
Medical Device

Net Sales
$1,200
$1,000
$800
$600
$400
$200
$-
2005
2006
2007
2008
2009
2010

Sales
($ in millions)

Compound annual growth rate: 8.9%

2011 Market Outlook
• Uncertain and asymmetric global economic recovery
 – Europe, US, Japan remain sluggish
 – China, India, Brazil stronger
 – Continuing Fx, commodity price volatility
• More demanding regulatory environment
 – Increased scrutiny of pharmaceutical operations
• Broader trends in Pharma/Device markets continue:
 – Unknown impact of healthcare legislation
 – Thin near term pipelines
 – Pharma M&A - shift to large molecules
 – Increased manufacturing outsourcing (India generic growth)

2010 Segment Reorganization
Packaging Systems
• Established leadership
• High market share
• Stable growth rate
Delivery Systems
• Proprietary devices
• Contract manufacturing
• High projected growth rate
Development
Primary Package
Administration

$785M
$324M

• Pharmaceutical Packaging Segment
 – Demographics and increasing prevalence of chronic disease
 – Biologics
 – Growth in Emerging Markets
 – Increased access to Healthcare
 – Escalating quality expectations: “Zero Defects”
• Delivery Systems Segment
 – Demand for combination products that promote safety, dosing accuracy, ease of use, and deliver cost savings
 – Drug product life cycle management
 – Glass compatibility/breakage issues
What will Drive Future Growth?

novo nordisk Lilly sanofi aventis

Roche AMGEN NOVARTIS

Pfizer gsk GlaxoSmithKline Biologicals MERCK

AMGEN Bayer HealthCare Abbott Laboratories

Hospira BIOCORP TEVA TEVA PHARMACEUTICALS USA RANBAXY LABORATORIES LIMITED SANDOZ

West

Category	Key Customers	Projected Growth
Diabetes		> 10%
Oncology		> 10%
Vaccines		> 10%
Autoimmune		> 8%
Generics		>10%
IMS April 2010 Report; Business Insights 2009; GBI Research 2009

Therapeutic Category Growth Drivers

Westar RS
Ready to Sterilize Components
Pharmaceutically Clean
Ensuring consistency of stopper preparation

Westar RU
STERILE
Ready-to-Use Components

West

WEST EnVision

Pharmaceutical Packaging Systems
Packaging Components for Small Volume Parenterals
Plungers, Tip caps, Needle
shields for Glass Syringes
Plungers, lined seals for
Glass Cartridges for Pens
Closures for Glass
Vials

Packaging Systems Segment
 • Increase per-unit value
 • Improve operating efficiency: lean operations
 • Geographic expansion - capacity investments in Asia
 • Strategic acquisitions and partnerships
Growth Strategy

80%
60%
40%
20%
0%
0
$25
$50
$75
$100
$125
$150
$175
$200+
NOVAPURE
WEST EnVision

West

Packaging Opportunity
Gross Margin
Opportunity
Revenue Opportunity ($ per 1,000 units)
Plungers and
sleeve stoppers
Stoppers
Seals
RU seals
Westar® RS

Left Axis: 5 Year Sales CAGR % Through 2010
(excluding foreign currency translation)
Bubble Size reflects relative 2010 sales
5 Yr CAGR
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
High-value Pharma Packaging
Standard Pharma Packaging
Disposable Components
Average
2010 GM 32.9%
5-Yr CAGR 7.3%
0%
10%
20%
30%
40%
50%
60%
Category Gross Margin %

West

Faster Growth of High-Value Products
Pharmaceutical Packaging Systems

Delivery Systems
West ConfiDose®
Auto-injector System
Daikyo Crystal Zenith
Life-cycle Containment Solutions
West Electronic
Patch injector

West MixJect® and
Vial2Bag®
Custom Manufacturing of
Components and Devices
Proprietary Components, Devices and Systems

Delivery Systems Segment
 • Leverage life-cycle management opportunities
 • Realize commercial potential of CZ
 • Develop new platform opportunities - combination products
 • Custom solution provider
Growth Strategy

100%
75%
50%
25%
0%
0
$500
$1,000
$2,500
$5,000
$7,500
$10,000+

PDS Opportunity
Gross Margin
Opportunity
Revenue Opportunity ($/1,000 units)
Consumer products
Consumer
device
manufacturing
Mix2Vial®
CZ vials
CZ Syringes
ConfiDose®
Electronic patch
injector

Pharma Industry Drug Life-Cycle
Management
Phase I
Phase II
Phase III
Post-Market Life Cycle Management
8 - 10 years
2 - 3 years
2 - 3 years
Regulatory
Approval
Discovery

Concerns With Glass Syringes
 • Interaction with sensitive biologics
 • Protein aggregation (silicone oil)
 • Residual chemicals (tungsten, glue)
 • Glass flakes
 • Breakage
 • In process
 • Within auto-injector systems
 • Recent FDA recalls
 • Dimensional variation
 • Breakage in auto-injector systems
 • Designed for manual injection
 • Variable silicone distribution
 • Amount of silicone coverage
 • Age of barrel
 • Inconsistent break force and
 sustaining-force
 • Quality
 • Cosmetic defects
 • High levels of inspection necessary
 • High “cost of quality”
 Siliconized Glass Syringe
 Crystal Zenith Syringe

EPOGEN

Epogen Amgen

- September 24, 2010
- Glass flakes
- **200 lots**

Methotrexate Sandoz

- November 1 2010
- Glass flakes
- **24 lots**

GlucaGen
Water for Injections

Glucagen Novo

- October 28, 2010
- Broken/cracked vials
- **3 lots**

Enbrel Sureclick Amgen

- January 18, 2010
- Broken/cracked syringes
- **3 million units**

West

2010 Glass-related Recalls

Electronic Patch Injector
Programmed by PDA or PC
Dose may be customized
Applied and activated by patient

 • Controlled, subcutaneous, micro-infusion delivery
 of high volumes and high viscosity drugs
 • Prefilled cartridge, no need for user filling
 • Based on Daikyo CZ cartridge
 • Compact
 • Hidden needle for safety
 • Single push-button operation
Prototype Operation

CUSTOM CZ CARTRIDGES
FLANGE & GUIDE CONCEPTS
Custom Molded Flange
Molded Track Guides
MOLDED GUIDES
RAMPED ENGAGEMENT
LOCKING TABS
TRACK GUIDES
PLACEMENT LUGS

Custom Delivery Device Utilizing
Daikyo Crystal Zenith

Our Long-Term Focus
• Pharmaceutical Packaging Systems
 – Organic growth (on average) of 3-5% per year
 – Margin expansion through operating efficiency, product mix
 – Capital investments targeted at enhanced quality and value
• Pharmaceutical Delivery Systems
 – Deliver the potential of Daikyo CZ products
 – Increase healthcare-consumable contract manufacturing revenue
 – Grow proprietary safety and delivery system businesses
• Financial discipline
 – Operating cash flow: Discretionary SG&A, R&D and capital spending that are supported by revenue growth
 – Deliver returns on invested capital (“ROIC”) that regularly exceed weighted average cost of capital (“WACC”)
 – Align incentives with financial performance and value creation

Long-Term Growth Opportunity
2 billion combined markets for safety,
prefilled syringes and auto-injectors, with unit
growth of 6%-12%, depending on product
and therapeutic segment
Strategic Planning Goals:
 • Projected 2014 sales of $0.6 billion
 • Projected 2014 Operating margin: > 20%
$1.5 billion market for components with unit
growth 0% to 8% per year, depending on
product and therapeutic segment
Strategic Planning Goals:
 • Projected 2014 sales of $1.0 billion
 • Projected 2014 Operating margin: > 20%
Pharmaceutical Packaging Systems
Primary Container Solutions
Pharmaceutical Delivery Systems
Administration Systems
 Consolidated 2014 Planning Objectives
 • 2014 Sales: $1.6 billion
 • 2014 Operating Margin: 19%

Summary First Quarter Results
$ millions, except per-share data
(1) These are Non-GAAP Financial Measures and exclude the effects of: Restructuring and related pre-tax charges of $1.9 million and $0.6 million in the 2011 and 2010 periods, respectively; and, of $0.2 million of discrete tax items in the 2011 period. Further explanations of those items and were included in the press release announcing first-quarter 2011 results, which is available through the Company’s website, www.westpharma.com, and in Form 10-Q for the 2011 period.
	Three Months Ended March 31
	2011	2010

Net Sales	$295.4	$274.7
Gross Profit	88.0	82.2
Reported Operating Profit	28.8	28.9
Adjusted Operating Profit (1)	30.7	29.5
Reported Diluted EPS	$0.56	$0.57
Adjusted Diluted EPS(1)	$0.60	$0.58

Major Influences on 2011 Operating Margin

Lean mfg. savings (offsets other

West

Raw Material Cost
Factor Pricing (modestly higher) Unit Volume (slow growth) Mix (continuing shift) cost increases) Raw material costs (higher) Labor (~ inflation)
Comprise approximately 1/3rd of COGS

Materials include: Synthetic elastomers and
polymer and film (petroleum based),
aluminum, natural rubber

2011 plans based on expected 5% increases
vs. YTD actual material price increases that
have been notably higher (oil, natural rubber,
aluminum ingot).

Mitigation:
• Cost:
 ➢ Contractual terms for purchases delay
 pass-through of oil surcharges
 ➢ Hedging program
• Revenue:
 ➢Contracted sales price escalators
 ➢Material surcharges on other sales

Pharmaceutical Packaging Systems
Pharmaceutical Delivery Systems
• Well positioned
 – Substantial market share
 – Proprietary technology
 – Diversified customer base
 – Global footprint
• Stability with growth potential
 – Strength in new product pipeline
 – Preferred products for biologics
• The financial strength to invest
 – Reliable operating cash flow
 – Balance sheet strength
Summary

WEST PHARMACEUTICAL SERVICES OVERVIEW
Solutions for Injectable Drug Delivery NYSE:WST www.westpharma.com
Jefferies 2011 Global Healthcare Conference
New York, NY June 6, 2011
© 2011 by West Pharmaceutical Services, Inc., Lionville, PA
All rights reserved. This material is protected by copyright. No part of it may be reproduced, stored in a retrieval system, or transmitted in any form or by any means, electronic, mechanical, photocopying or otherwise, without written permission of West Pharmaceutical Services, Inc.
Trademarks and registered trademark are the property of West Pharmaceutical Services, Inc., in the United States and other jurisdictions, unless noted otherwise.
Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd.
Crystal Zenith® and FluroTec®  technologies are licensed from Daikyo Seiko, Ltd.